UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24 2011 (June 23, 2011)

COATES INTERNATIONAL, LTD. (Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01  OTHER EVENTS

On May 3, 2011, the Registrant received a firm commitment letter (the “Commitment Letter”) from Black Swan Capital Group, Inc. located in Newport Beach, CA (“Black Swan”) for a proposed term loan of $10 million (the “Loan”). In that regard, Black Swan executed the binding Commitment Letter with respect to the Loan, and agreed to provide the Registrant with a two-year, $10 million secured loan at a 10% annual rate of interest. Black Swan informed the Registrant that it had already completed its due diligence on the Registrant and had obtained approval for the funding from its Investment Committee and/or its Investors at the time it agreed to provide the Loan.

On June 23, 2011, the Registrant determined that the likelihood of success of obtaining the Loan from Black Swan, even if further efforts were made to amicably pursue specific performance of Black Swan’s binding commitment to provide $10 million of funding, was remote. The Registrant intends to pursue all legal remedies and courses of action available to it in view of management’s opinion that Black Swan was in breach of its Commitment Letter to provide the Loan.

A copy of the binding commitment letter dated May 2, 2011, was filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on May 5, 2011 and is incorporated by reference herein.

The Company is currently working on a number of other sources for funding its operations including among others, establishing a $20 million equity line of credit with Dutchess Opportunity Fund II, LP (“Dutchess”). On June 6, 2011, the Registrant entered into an investment agreement with Dutchess. A copy of the investment agreement was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 7, 2011 and is incorporated by reference herein. However, no assurance can be given that such additional sources of funding will be available or that the terms offered by such sources will be acceptable to the Registrant.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
10.1	Commitment letter from Black Swan Capital Group, Inc. dated May 3, 2011 incorporate by reference to the Company’s Current Report on Form 8-K filed on May 3, 2011.
10.2	Investment Agreement between the Company and Dutchess Opportunity Fund, II, LP, incorporated by reference to the Company’s Current Report on Form 8-K filed on June 7, 2011.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

	By:	/s/ Barry C. Kaye
Barry C. Kaye
Chief Financial Officer
Dated: June 24, 2011

3